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EXHIBIT 10.5

               FIRST AMENDMENT TO DEED OF COMMERCIAL OFFICE LEASE
               --------------------------------------------------


         This FIRST AMENDMENT TO DEED OF COMMERCIAL OFFICE LEASE ("Amendment") is made as of the 29th day of September, 2005, by and between BDC SPOTSYLVANIA LLC ("Landlord"), and E-OIR TECHNOLOGIES, INC., a Virginia corporation ("Tenant").

                                    RECITALS
                                    --------

         Whereas, Landlord and Tenant are parties to that certain Deed of Commercial Office Lease dated May 16, 2005 (the "Lease's for the premises consisting of six thousand seven hundred fifty (6,750) rentable square feet known as Suite 220 on the second floor of the South Wing and one hundred fifty-one (151) rentable square feet known as Storage-A (formerly called Suite
190) on the fast floor of the South Wing (the "Premises") in that certain building located at 10300 Spotsylvania Avenue, Fredericksburg, Virginia. Capitalized terns, not otherwise defined herein, shall have the meanings ascribed to them in the Lease.

         Whereas Landlord and Tenant wish to modify the terms of the Lease.

         NOW THEREFORE, intending to be legally bound, Landlord and Tenant hereby agree that the Lease shall be amended as follows:

         1. EXCESS COSTS. Every reference in Section 2.4.1 of the Lease to "Ten" and "10" shall be deleted and inserted in lieu thereof shall be "Twenty" and "20" respectively, to the effect that Tenant may elect to amortize the first Twenty Dollars ($20.00) per square foot of Excess Costs in the Basic Monthly Rent over the initial term of five (5) years at eight percent (8(degree)/a) per annum.

         2. SECURITY DEPOSIT. Simultaneously with the execution hereof, Tenant shall pay Ten Thousand Two Hundred Ninety-Four Dollars and 88/100 ($10,294.88) to increase the Security Deposit held tinder Section 4 of the Lease to a total of Thirty Thousand Eight Hundred Eighty-Four Dollars and 64/100 ($30,884.64). Reference to the second paragraph of Section 4.2 to "Ten Thousand Two Hundred Ninety-Four Dollars and 88/100" and "$10,294.88" shall be deleted in full and inserted in lieu thereof shall be "Twenty Thousand Five Hundred Eighty-Nine Dollars and 76/100" and "$20,589.76" respectively, to the effect that upon written request made by Tenant to Landlord sent after the expiration of the first twelve (12) full calendar months for which Tenant is obligated to pay Basic Monthly Rent hereunder, the Tenant shall be entitled to the return of Twenty Thousand Five Hundred Eighty-Nine Dollars and 76/100 ($20,589.76) out of the Security Deposit; provided however, that if Tenant has committed a default, as of the date of Landlord's receipt of the timely-given request notice, then Tenant shall not be so entitled to the return of such portion of the Security Deposit.

         3. RENAMING OF STORAGE AREA. Suite 190 is hereby renamed as
"Storage-A".

         4. BROKERAGE. Landlord and Tenant each represent that they have had no dealing with any real estate broker or other person with respect to this Amendment. Tenant agrees to indemnify and hold harmless Landlord from any claims for any fees or commissions that are payable to any broker, individual or entity asserting a claim for a fee or commission with respect to this Amendment, which indemnification obligation shall survive the expiration or termination of the Lease.

         5. RATIFICATION OF LAW, EFFECT OF AMENDMENT. The Lease, as amended by this Amendment, is hereby ratified and confirmed, and all other terms and conditions of the Lease not addressed in this Amendment shall remain in full force and effect; provided, however, that in the event of a conflict between this Amendment and the Lease, the provisions of this Amendment are paramount and supersede any such conflicting provisions. Except as may be expressly provided in the Lease or herein, if at all, Tenant has no rights to terminate the Lease, and the provisions of any law to the contrary are hereby waived.


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         6. SUCCESSORS AND ASSIGNS. This Amendment shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the Lease restrictions on assignment and other transfers.

         7. COUNTERPARTS . This Amendment maybe executed in counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement, fully binding upon, and enforceable against the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the year and date first above written.

WITNESS OR ATTEST:                        LANDLORD:
                                          BDC SPOTSYLVANIA LLC
                                          By: Rock Creek Realty LLC, Sole Member
                                          By: Bernstein Development Corporation,
                                              Managing Member

                                          By. /s/ Robert S. Sandler
                                              ----------------------------------
                                              Name: Robert S. Sandler
                                              Title: Executive Vice President


WITNESS OR ATTEST:                        TENANT:
                                          E-OIR TECHNOLOGIES, INC.

                                          By: /s/ Diana Durbin
                                              ----------------------------------
                                              Name (Printed): Diana Durbin
                                              Title: EVP